                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4

                     PORTFOLIO AT A GLANCE
                            CREDIT QUALITY       5
                SIX-MONTH DIVIDEND HISTORY       5
                          TOP FIVE SECTORS       6
          NET ASSET VALUE AND MARKET PRICE       6
          Q&A WITH YOUR PORTFOLIO MANAGERS       7
                         GLOSSARY OF TERMS      11

                            BY THE NUMBERS
                  YOUR TRUST'S INVESTMENTS      12
                      FINANCIAL STATEMENTS      19
             NOTES TO FINANCIAL STATEMENTS      24

                          VAN KAMPEN FUNDS
            THE VAN KAMPEN FAMILY OF FUNDS      27
    TRUST OFFICERS AND IMPORTANT ADDRESSES      28
              RESULTS OF SHAREHOLDER VOTES      29

It is times like these when money- management experience may make a difference.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
July 20, 2000

Dear Shareholder,

Whether you have held your trust for years or just joined the Van Kampen family of shareholders in the last few months, you are likely to have questions and even some concerns about how recent market volatility has affected your investment. I encourage you to review the following Q&A in which your portfolio manager provides an update on how your trust is being managed in this environment.

It is times like these when money-management experience may make a difference. Toward that end, you should know that Van Kampen is one of the nation's oldest investment-management firms, with a history of money management dating back to 1926. Our portfolio managers have invested in all types of market conditions--during bull and bear markets, periods of inflation and rising interest rates, and now a technology revolution. We have managed money long enough to understand short-term market volatility and the value of investing for the long term.

                  As we move through the second half of 2000, count on us to continue to draw on the wisdom of our 74 years of experience.
Along those lines, Van Kampen's "Generations of Experience" is the theme of a national advertising campaign that we recently kicked off. The message emphasizes our depth of investment-management history, as well as our firm belief that with the right investments, anyone can realize life's true wealth.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investments

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
BEGINNING IN THE SECOND QUARTER OF 2000, EVIDENCE OF SLOWER ECONOMIC GROWTH IN THE UNITED STATES EMERGED. HOWEVER, ANALYSTS BELIEVE IT MAY HAVE BEEN PREMATURE TO ASSUME THAT THE U.S. ECONOMY HAS SLOWED TO A SUSTAINABLE, NONINFLATIONARY PACE, WITH THE GROSS DOMESTIC PRODUCT (GDP), A MEASURE OF ECONOMIC GROWTH, UP
5.2 PERCENT ANNUALIZED IN THE SECOND QUARTER OF 2000.

CONSUMER SPENDING AND EMPLOYMENT
CONSUMER SPENDING REMAINED THE MAIN ENGINE OF GROWTH BEHIND THE U.S. ECONOMY. LIVING STANDARDS AND SPENDING HABITS WERE BOOSTED BY STRONG GAINS IN REAL INCOME, AND INDIVIDUAL WEALTH INCREASED SUBSTANTIALLY, PRIMARILY DUE TO A BUOYANT STOCK MARKET. NONETHELESS, DATA RELEASED IN THE SECOND QUARTER OF 2000 REFLECTED A MINOR DECREASE IN THE SPENDING OF INDIVIDUALS. IN JUNE, THE CONSUMER PRICE INDEX (CPI), THE LEADING INFLATION INDICATOR, ROSE HIGHER THAN EXPECTED--0.6 PERCENT MORE THAN THE PREVIOUS MONTH. THAT HEIGHTENED CONCERNS ABOUT INFLATION, AND THE PROSPECT OF ADDITIONAL FEDERAL RESERVE BOARD INTEREST-RATE INCREASES.

THE U.S. LABOR MARKET WAS STILL ROBUST DURING THIS TIME, AND JOB INSECURITY CONTINUED TO DECLINE. SOLID EMPLOYMENT GROWTH WAS ACCOMPANIED BY UNUSUALLY LARGE GAINS IN PRODUCTIVITY, WHICH LIMITED THE RISE IN UNIT LABOR COSTS ACROSS THE WHOLE ECONOMY. GIVEN THE HIGH EMPLOYMENT NUMBERS AND STRONG LEVELS OF PRODUCTIVITY, ANALYSTS BELIEVE AN INCREASE IN INTEREST RATES TO WARD OFF INFLATION AND FURTHER SLOW THE ECONOMY IS POSSIBLE.

INTEREST RATES AND INFLATION
DURING THE PAST FEW MONTHS, PERSISTENT STRENGTH IN CONSUMER SPENDING ACCOMPANIED BY A VERY TIGHT LABOR MARKET, RESULTED IN SOME INFLATION. THE CPI REACHED A LEVEL OF 2.7 PERCENT IN JANUARY 2000 AND 3.7 PERCENT IN JUNE 2000, CLEARLY DEMONSTRATING SIGNS OF INFLATION.

SINCE JUNE 1999, THE FEDERAL RESERVE HAS INCREASED THE FEDERAL FUNDS RATE SIX TIMES BY A TOTAL OF 175 BASIS POINTS TO LOWER ECONOMIC GROWTH AND DECREASE ANY FUTURE FEARS OF INFLATION. THESE INCREASES IN INTEREST RATES HELPED SLOW THE INTEREST-SENSITIVE AUTO AND HOUSING MARKETS.

MANY OBSERVERS BELIEVE INTEREST RATES COULD BE LIFTED FURTHER IN COMING MONTHS. WHILE MARKETS HAVE EXPERIENCED MUCH SHORT-TERM VOLATILITY, THE MARKET'S OUTLOOK COULD IMPROVE ONCE INTEREST-RATE HIKES CEASE.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(June 30, 1998 - June 30, 2000)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Jun 98                                                                            2.1
Sep 98                                                                            3.8
Dec 98                                                                            5.9
Mar 99                                                                            3.5
Jun 99                                                                            2.5
Sep 99                                                                            5.7
Dec 99                                                                            8.3
Mar 00                                                                            4.8
Jun 00                                                                            5.2

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(June 30, 1998 - June 30, 2000)

[BAR GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Jun 98                                                                      5.50                               1.70
                                                                            5.50                               1.70
                                                                            5.50                               1.60
Sep 98                                                                      5.25                               1.50
                                                                            5.00                               1.50
                                                                            4.75                               1.50
Dec 98                                                                      4.75                               1.60
                                                                            4.75                               1.70
                                                                            4.75                               1.60
Mar 99                                                                      4.75                               1.70
                                                                            4.75                               2.30
                                                                            4.75                               2.10
Jun 99                                                                      5.00                               2.00
                                                                            5.00                               2.10
                                                                            5.25                               2.30
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.70
                                                                            6.00                               3.00
                                                                            6.50                               3.10
Jun 00                                                                      6.50                               3.70

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of June 30, 2000)

-----------------------------------------------------------------------
NYSE Ticker Symbol                                              VLT
-----------------------------------------------------------------------
Six-month total return on market price(1)                    26.27%
-----------------------------------------------------------------------
Six-month total return based on NAV(2)                       -0.59%
-----------------------------------------------------------------------
Distribution rate as a % of closing common stock
price(3)                                                     12.07%
-----------------------------------------------------------------------
Net asset value                                               $6.09
-----------------------------------------------------------------------
Closing common stock price                                  $6.8125
-----------------------------------------------------------------------
Six-month high common stock price (04/04/00)                $7.3250
-----------------------------------------------------------------------
Six-month low common stock price (01/03/00)                 $5.8125
-----------------------------------------------------------------------
Preferred share rate(4)                                      6.390%
-----------------------------------------------------------------------

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

    Investing in high-yield, lower-rated securities involves certain risks, which may include the potential for greater sensitivity to general economic downturns and greater market price volatility.

    Past performance is no guarantee of future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                                                 PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of June 30, 2000
- A/A................   1.1%
- BBB/Baa............   5.3%
- BB/Ba..............  37.9%
- B/B................  48.1%
- CCC/Caa and
  below..............   7.6%

                                     [PIE CHART]
As of December 31, 1999
- BBB/Baa............   4.6%
- BB/Ba..............  36.5%
- B/B................  54.6%
- CCC/Caa and
  below..............   4.3%
                                     [PIE CHART]

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.

SIX-MONTH DIVIDEND HISTORY

(for the six months ending June 30, 2000, for common shares)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
1/00                                                                            0.0720
2/00                                                                            0.0720
3/00                                                                            0.0720
4/00                                                                            0.0720
5/00                                                                            0.0720
6/00                                                                            0.0685

The dividend history represents past performance of the trust and is no guarantee of the trust's future dividends.

TOP FIVE SECTORS

(as a percentage of long-term investments)

[INVESTMENT PERFORMANCE GRAPH]

                                                                       JUNE 30, 2000                    DECEMBER 31, 1999
                                                                       -------------                    -----------------
Telecommunications                                                         12.40                              10.50
Printing, Publishing, & Broadcasting                                       11.30                               8.60
Oil & Gas                                                                   9.90                               7.70
Automobile                                                                  7.10                               7.00
Hotel, Motel, Inns, & Gaming                                                5.40                               4.40

NET ASSET VALUE AND MARKET PRICE

(based upon quarter-end values--June 1990 through June 2000)

[INVESTMENT PERFORMANCE GRAPH]

                                                                      NET ASSET VALUE                      MARKET PRICE
                                                                      ---------------                      ------------
6/90                                                                       8.3900                             8.2500
                                                                           6.7900                             5.1250
                                                                           5.9100                             5.2500
                                                                           6.9500                             6.5000
6/91                                                                       7.3100                             6.8750
                                                                           7.5900                             7.3750
                                                                           7.5200                             7.5000
                                                                           8.2100                             8.2500
6/92                                                                       8.3400                             8.6250
                                                                           8.5800                             9.1250
                                                                           7.9200                             9.3750
                                                                           8.6100                             9.7500
6/93                                                                       8.8400                            10.1250
                                                                           8.7400                            10.2500
                                                                           8.9800                             9.7500
                                                                           8.4900                             9.6750
6/94                                                                       8.1200                             9.7500
                                                                           7.7500                             8.8750
                                                                           7.3200                             7.5000
                                                                           7.6700                             8.2500
6/95                                                                       7.9700                             8.6250
                                                                           8.0300                             8.6250
                                                                           8.1200                             8.7500
                                                                           8.0900                             8.8750
6/96                                                                       7.9400                             8.7500
                                                                           8.1200                             9.1250
                                                                           8.3100                             9.3750
                                                                           8.1300                             9.3750
6/97                                                                       8.3200                             9.8130
                                                                           8.4700                            10.0630
                                                                           8.4400                             9.8130
                                                                           8.5000                            10.0000
6/98                                                                       8.3800                             9.5630
                                                                           7.6400                             8.5000
                                                                           7.5900                             8.6250
                                                                           7.3700                             8.4375
6/99                                                                       7.0900                             8.3125
                                                                           6.6500                             7.1875
                                                                           6.5600                             5.7500
                                                                           6.2100                             6.3750
6/00                                                                       6.0900                             6.8125

The solid line above represents the trust's net asset value (NAV), which indicates overall changes in value among the trust's underlying securities. The trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN HIGH INCOME TRUST II ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE TRUST'S RETURN DURING THE SIX MONTHS ENDED JUNE 30, 2000. THE TEAM IS LED BY PETER EHRET, SENIOR PORTFOLIO MANAGER, WHO HAS MANAGED THE TRUST SINCE JUNE 1999 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1988. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE TRUST'S PERFORMANCE.

Q   HOW WOULD YOU DESCRIBE THE
    MARKET ENVIRONMENT IN WHICH THE TRUST OPERATED, AND HOW DID THE TRUST PERFORM IN THAT ENVIRONMENT?

A   The year began quietly, with a
weaker high-yield market than we had expected. Investors appeared to be taking a cautious approach to the new year, even though the much-anticipated year 2000 transition turned out to be a non-event. Sluggish trading, limited investor demand, and a light calendar for new bond issuance during the month of January set a lackluster tone for the high-yield market that persisted throughout most of the reporting period. In fact, the market failed to improve until the latter weeks of the reporting period, with June posting the best returns of the six months.

    Despite the relatively attractive yields available in the high-yield market, the high-profile stock market continued to lure money away from the fixed-income sector. Overall, prices for high-yield bonds drifted lower as demand remained soft, regardless of the fundamental strengths of many of the market's offerings.

    Also, credit quality remained a concern as the higher-than-average default rates we saw in 1999, along with uncertainties about the economy and the potential for further interest-rate hikes by the Fed, put investors on guard. High-yield investors with short-term focus tend to get jittery when confronted with the threat of sharply higher interest rates, which can translate into a rapidly slowing economy. If higher interest rates slow the economy too much, the resulting earnings pressure could make it more difficult for companies to meet their debt payment obligations. We believe all of these issues weighed on the market.

    Nevertheless, the trust was able to post the best performance of 27 funds in its peer group (Lipper's High Yield Leveraged Corporate Bond Fund category) for the reporting period. For the six months through June 30, 2000, the trust produced a total return of 26.27 percent based on market price.

This reflects an increase in market price from $5.7500 per share on December 31, 1999, to $6.8125 per share on June 30, 2000. Of course, past performance is no guarantee of future results. As a result of recent market activity, current performance will vary from the figures shown.

    The trust also continued to provide shareholders with an attractive dividend, even though the dividend was decreased slightly during the reporting period to reflect the portfolio's lower net income flow due to the rising cost of leverage for the trust. Its monthly dividend of $0.0685 per share translates to a distribution rate of 12.07 percent based on the trust's closing market price on June 30, 2000. Please refer to the chart and footnotes on page 4 for additional performance results. Past performance is no guarantee of future results.

Q   WHAT WERE SOME OF THE
    CHALLENGES YOU FACED IN MANAGING THE TRUST DURING THIS PERIOD?

A   Many industries have become so
fiercely competitive that companies have found it difficult to raise prices without losing customers. Consequently, as companies lose their pricing power, high levels of profitability are hard to sustain, accentuating the potential credit-quality risks inherent to high-yield investments. This was particularly true in the transportation, food, and automotive sectors, where profit margins for many firms have been shrinking. The automotive sector has been hurt as many investors expect the economy to slow and drag down auto sales. North American cable holdings were hindered by concerns about satellite competition, heavy capital spending, and depressed stock valuations, although we reduced the trust's holdings at relatively good prices.

    We also found that the low volume of new bond issuance in the high-yield arena made it challenging to find suitable reinvestment opportunities as we repositioned the portfolio to increase the trust's diversification. This made it difficult to remain fully invested at times, causing the trust to carry a larger-than-desired percentage of portfolio assets in cash. We began the period with roughly 5.8 percent of the portfolio in cash and cash equivalents but, despite market conditions, were able to end the period with just below 3.5 percent in cash and cash equivalents, which is much closer to our targeted range for cash holdings.

Q   WHAT SPECIFIC STRATEGIES DID
    YOU USE IN REPOSITIONING THE PORTFOLIO?

A   We continued to broaden its
diversification, increasing the number of the trust's investments within various sectors and moving into a wider range of sectors overall.

    Our focus was on adding some shorter-term securities issued by solid companies, while relying on our extensive credit-research expertise to make selective choices from among the more speculative sectors of the market. Our relatively cautious approach during the period reflected market conditions and an appreciation of the leverage used by the trust. Our mix of caution, research, and leverage contributed to the trust's strong performance during the period.

    Our investments in the transportation and automotive sectors gave us the most trouble during the period. We held on to most of these investments because we view their longer-term prospects as generally favorable compared to current market prices. We took advantage of a solid run-up in the chemical sector by selling some of the trust's holdings, fulfilling an objective of reducing the trust's significant exposure to chemicals. While some of our steel holdings hurt performance, we were successful at trimming our position at relatively good prices. Textile holdings also generally detracted from performance.

    Some of the sectors that boosted the trust's performance and continue to look attractive include energy--including exploration, refining, and oil services--and telecommunications, which is a dynamic, innovative industry with very strong growth prospects. Gaming also helped results, given the industry's strong underlying cash flows, which were appreciated by the market. We have added to the trust's positions in these sectors and believe they have the potential to provide excellent performance. Companies buying back their bonds via tenders also helped performance. Keep in mind that not all securities in the portfolio performed favorably, and there is no guarantee that any of these securities will perform well or will be held by the trust in the future.

Q   WHAT IS YOUR OUTLOOK FOR THE
    MARKET AND THE TRUST IN THE MONTHS AHEAD?

A   The strength of the economy will
be a key factor in the performance of the high-yield bond market. Clear signs indicate that the pace of economic activity in the United States is moderating: the housing and manufacturing sectors have cooled, and consumer spending has leveled off from its pace of a year earlier. Importantly, core inflation (which excludes the volatile food and energy sectors) remains subdued. As such, the Fed's campaign of rate hikes may be nearing an end.

    At this time, we see plenty of good companies that should continue to perform well and provide strong investment opportunities within the high-yield market. While we expect that headlines about the market's relatively high default rate will continue, we believe the market has already largely identified the companies that are likely to fail and priced their bonds accordingly. With that in mind, we are optimistic, from a total return standpoint, about the market's potential.

    We expect a slow to moderate pace of new bond issuance. Most likely, we'll see enough activity to absorb the market demand for high-yield bonds in the near term. This demand is expected to remain tentative.

    While we plan to keep the trust's portfolio as close to fully invested as is feasible, we will remain cautious and selective, focusing on promising sectors with strong underlying fundamentals. We are particularly encouraged by the prospects for the telecommunications industry, such as wireless, cable, and satellite services, where consumer demand continues to be vigorous.

    We believe the stage is being set for improved returns in the high-yield market. The spread between the yields on high-yield bonds and comparable Treasury bonds has widened substantially over the past six months, indicating that carefully selected high-yield issues may prove to hold significant value over time.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CREDIT-QUALITY RISK: The possibility that a bond issuer will fail to pay the principal or interest in a timely manner.

DEFAULT: The failure to make required debt payments on time.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

HIGH-YIELD BOND: A bond with a speculative credit rating equal to or lower than BB (S&P) or Ba (Moody's).

LEVERAGE: The use of borrowed capital to finance a business.

PROFIT MARGIN: A measure of a company's efficiency, determined by dividing net income by net sales during the past 12 months.

SECTOR: A group of securities that are similar with respect to industry, maturity, type, rating, or coupon.

TENDER: An offer extended by a company to its shareholders to buy back its issued securities.

TOTAL RETURN: The annual rate of return on a bond, taking into account interest income plus appreciation or depreciation. If a bond is held to maturity, its total return equals its yield to maturity.

TREASURY BONDS: Debt obligations of the U.S. government that have maturities of 10 years or more.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                        BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

June 30, 2000 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                  COUPON     MATURITY      VALUE
          CORPORATE BONDS  92.0%
          AEROSPACE & DEFENSE  2.3%
$1,350    Dyncorp...................................     9.500%   03/01/07   $ 1,032,750
 1,175    Sequa Corp. ..............................     9.000    08/01/09     1,133,875
                                                                             -----------
                                                                               2,166,625
                                                                             -----------
          AUTOMOBILE  6.5%
 1,150    Aetna Industries, Inc.....................    11.875    10/01/06     1,012,000
   350    Aftermarket Technology Corp. .............    12.000    08/01/04       351,313
   225    Cambridge Industries, Inc. (d)............    10.250    07/15/07        68,625
 1,935    JPS Automotive Products Corp. ............    11.125    06/15/01     1,939,837
 1,600    Lear Corp. ...............................     8.250    02/01/02     1,576,000
   650    Lear Corp. ...............................     7.960    05/15/05       606,937
   110    Talon Automotive Group, Inc. .............     9.625    05/01/08        48,950
   290    Venture Holdings, Inc. ...................     9.500    07/01/05       211,700
   645    Venture Holdings, Inc. ...................    12.000    06/01/09       354,750
                                                                             -----------
                                                                               6,170,112
                                                                             -----------
          BEVERAGE, FOOD & TOBACCO  4.1%
   450    Canandaigua Brands, Inc. .................     8.625    08/01/06       446,062
   755    Chiquita Brands International, Inc. ......    10.000    06/15/09       581,350
   900    Coca Cola Femsa S.A. (Mexico).............     8.950    11/01/06       902,250
   645    National Wine & Spirits, Inc. ............    10.125    01/15/09       625,650
 1,300    Pepsi Gemex S.A. (Mexico).................     9.750    03/30/04     1,296,750
                                                                             -----------
                                                                               3,852,062
                                                                             -----------
          BUILDINGS & REAL ESTATE  1.5%
   225    Engle Homes, Inc. ........................     9.250    02/01/08       191,250
   653    Intrawest Corp. ..........................     9.750    08/15/08       646,470
   675    Webb (Del E.) Corp. ......................    10.250    02/15/10       594,000
                                                                             -----------
                                                                               1,431,720
                                                                             -----------
          CHEMICAL  4.7%
   265    Agriculture Minerals & Chemicals, Inc. ...    10.750    09/30/03       166,950
   650    Equistar Chemicals L.P. ..................     8.500    02/15/04       645,125
 2,272    Huntsman Polymers Corp. ..................    11.750    12/01/04     2,306,080
 1,204    ISP Holdings, Inc. .......................     9.750    02/15/02     1,167,880
   260    Pioneer Americas Acquisition Corp. .......     9.250    06/15/07       171,600
                                                                             -----------
                                                                               4,457,635
                                                                             -----------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

June 30, 2000 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                  COUPON     MATURITY      VALUE
          CONTAINERS, PACKAGING & GLASS  1.8%
$  700    Fonda Group, Inc. ........................     9.500%   03/01/07   $   553,000
 1,100    Radnor Holdings, Inc. ....................    10.000    12/01/03       984,500
   205    Sweetheart Cup, Inc. .....................    10.500    09/01/03       188,600
                                                                             -----------
                                                                               1,726,100
                                                                             -----------
          DIVERSIFIED/CONGLOMERATE MANUFACTURING  1.3%
 1,050    Communications & Power Industries,
          Inc. .....................................    12.000    08/01/05       745,500
   495    Pacifica Papers, Inc. (Canada)............    10.000    03/15/09       490,050
                                                                             -----------
                                                                               1,235,550
                                                                             -----------
          ELECTRONICS  3.1%
 1,185    Advanced Micro Devices, Inc...............    11.000    08/01/03     1,229,438
   650    Flextronics International Ltd.
          (Singapore) ..............................     8.750    10/15/07       625,625
   260    Globix Corp. .............................    12.500    02/01/10       215,800
   800    Hadco Corp. ..............................     9.500    06/15/08       807,000
                                                                             -----------
                                                                               2,877,863
                                                                             -----------
          FINANCE  3.8%
 1,065    Americredit Corp. (c).....................     9.250    02/01/04     1,033,050
   240    Banco Nacional de Comercio Exterior
          (Mexico)..................................     7.250    02/02/04       228,600
   290    Labranche & Co. Inc.......................    12.000    03/01/07       288,550
   220    Madison River Capital LLC, 144A Private
          Placement (a).............................    13.250    03/01/10       200,200
   450    Port Arthur Finance Corp. ................    12.500    01/15/09       452,250
 1,450    Vicap S.A. (Mexico).......................    10.250    05/15/02     1,381,125
                                                                             -----------
                                                                               3,583,775
                                                                             -----------
          GROCERY  4.6%
   895    Disco S.A. (Argentina)....................     9.125    05/15/03       825,638
   685    Fleming Cos., Inc. .......................    10.625    12/15/01       681,575
 1,100    Fleming Cos., Inc. .......................    10.500    12/01/04       990,000
 1,180    Jitney Jungle Stores America, Inc. (d)
          (f).......................................    12.000    03/01/06       182,900
 1,405    Pantry, Inc. .............................    10.250    10/15/07     1,338,262
   425    Pathmark Stores, Inc. (d) (f).............     9.625    05/01/03       306,000
                                                                             -----------
                                                                               4,324,375
                                                                             -----------
          HEALTHCARE  3.8%
   450    Fisher Scientific International, Inc. ....     7.125    12/15/05       403,875
 1,050    Fresenius Medical Care Capital Trust......     9.000    12/01/06     1,008,000
   760    Health South Rehab Corp. .................     9.500    04/01/01       763,800
   540    Meditrust.................................     7.375    07/15/00       540,000
   850    Tenet Healthcare Corp. ...................     8.000    01/15/05       822,375
                                                                             -----------
                                                                               3,538,050
                                                                             -----------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

June 30, 2000 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                  COUPON     MATURITY      VALUE
          HOTEL, MOTEL, INNS & GAMING  5.0%
$  195    Agrosy Gaming Co. ........................    10.750%   06/01/09   $   201,825
   460    Booth Creek Ski Holdings, Inc. ...........    12.500    03/15/07       335,800
   652    Boyd Gaming Corp. ........................     9.250    10/01/03       648,740
   675    Casino Magic Louisiana Corp. (c)..........    13.000    08/15/03       722,250
   430    Harvey's Casino Resorts...................    10.625    06/01/06       435,375
   110    Horseshoe Gaming LLC (b)..................     8.625    05/15/09       103,675
   230    Majestic Star Casino LLC..................    10.875    07/01/06       190,900
   220    MGM Grand, Inc. ..........................     9.750    06/01/07       224,400
 1,100    Mohegan Tribal Gaming Authority...........     8.125    01/01/06     1,053,250
   380    Park Place Entertainment Corp. ...........     7.875    12/15/05       359,100
   440    Park Place Entertainment Corp. ...........     8.500    11/15/06       434,500
                                                                             -----------
                                                                               4,709,815
                                                                             -----------
          LEISURE  1.0%
   905    Selmer Co., Inc. .........................    11.000    05/15/05       936,675
                                                                             -----------

          MINING, STEEL, IRON & NON-PRECIOUS METAL  3.1%
   900    GS Technologies Operating, Inc. ..........    12.250    10/01/05       297,000
 1,475    Kaiser Aluminum & Chemical Corp. .........     9.875    02/15/02     1,416,000
   140    Renco Steel Holdings, Inc. ...............    10.875    02/01/05       115,500
 1,210    WCI Steel, Inc. ..........................    10.000    12/01/04     1,137,400
                                                                             -----------
                                                                               2,965,900
                                                                             -----------
          OIL & GAS  9.1%
   760    Benton Oil & Gas, Inc. ...................    11.625    05/01/03       562,400
   220    Cliffs Drilling Co. ......................    10.250    05/15/03       222,200
   910    Frontier Oil Corp. .......................    11.750    11/15/09       919,100
 1,373    Giant Industries, Inc. (b)................     9.750    11/15/03     1,352,405
   585    Giant Industries, Inc. ...................     9.000    09/01/07       541,125
 1,810    KCS Energy, Inc. (d) (f)..................    11.000    01/15/03     1,683,300
   425    Petroleos Mexicanos (Mexico)..............     9.437    07/15/05       425,000
   325    Pioneer Natural Resources Co. ............     9.625    04/01/10       333,937
   800    Pride Petroleum Services, Inc. ...........     9.375    05/01/07       804,000
   430    R & B Falcon Corp. .......................     6.500    04/15/03       400,975
   515    R & B Falcon Corp. .......................     9.500    12/15/08       520,150
   870    Triton Energy Ltd. .......................     8.750    04/15/02       865,650
                                                                             -----------
                                                                               8,630,242
                                                                             -----------
          PAPER  0.6%
   575    Repap New Brunswick, Inc. ................     9.000    06/01/04       552,000
                                                                             -----------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

June 30, 2000 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                  COUPON     MATURITY      VALUE
          PRINTING, PUBLISHING & BROADCASTING  10.5%
$1,100    Adelphia Communications Corp. ............     9.250%   10/01/02   $ 1,075,250
   430    Century Communications Corp. .............     9.750    02/15/02       428,925
   650    Charter Communication Holdings, LLC.......     8.250    04/01/07       576,875
   150    Classic Cable, Inc. ......................     9.375    08/01/09       130,500
   900    CSC Holdings, Inc. .......................    10.500    05/15/16       945,000
   725    EchoStar Communications Corp. ............     9.250    02/01/06       699,625
   850    International Cabletel, Inc. .............    12.750    04/15/05       867,000
   810    James Cable Partners L.P. ................    10.750    08/15/04       781,650
 1,100    K-III Communications Corp. ...............    10.250    06/01/04     1,116,500
   260    Northland Cable Television, Inc. .........    10.250    11/15/07       217,100
   430    Price Communications Wireless, Inc. ......     9.125    12/15/06       430,000
   325    Sinclair Broadcast Group, Inc. ...........    10.000    09/30/05       313,625
   860    Telewest PLC (United Kingdom).............     9.625    10/01/06       814,850
   430    United Pan Europe Communications
          (Netherlands).............................    10.875    08/01/09       382,700
   345    United Pan Europe Communications
          (Netherlands).............................    11.250    02/01/10       310,500
   800    Young Broadcasting, Inc. .................    11.750    11/15/04       816,000
                                                                             -----------
                                                                               9,906,100
                                                                             -----------
          PRODUCER MANUFACTURING  2.3%
   150    Associated Materials, Inc. ...............     9.250    03/01/08       140,625
   275    Carpenter (W. R.), Inc. ..................    10.625    06/15/07        60,500
   465    Cemex S. A., 144A Private Placement
          (Mexico) (a)..............................     9.250    06/17/02       473,137
   420    Federal Mogul Corp. ......................     7.500    07/01/04       310,800
   455    Numatics, Inc. ...........................     9.625    04/01/08       366,275
   870    Playtex Family Products Corp. ............     9.000    12/15/03       843,900
                                                                             -----------
                                                                               2,195,237
                                                                             -----------
          RETAIL  3.1%
   205    Big 5 Corp. ..............................    10.875    11/15/07       189,625
   500    Community Distributors, Inc. .............    10.250    10/15/04       392,500
   500    Hosiery Corp. of America, Inc. ...........    13.750    08/01/02       447,500
   260    K Mart Corp. .............................     8.375    12/01/04       247,975
   170    Musicland Group, Inc. ....................     9.000    06/15/03       158,525
   675    Musicland Group, Inc. ....................     9.875    03/15/08       567,000
   540    Polaroid Corp. ...........................     6.750    01/15/02       518,400
   430    Saks, Inc. ...............................     7.000    07/15/04       386,306
                                                                             -----------
                                                                               2,907,831
                                                                             -----------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

June 30, 2000 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                  COUPON     MATURITY      VALUE
          TELECOMMUNICATIONS  11.4%
$  375    Airgate PCS, Inc. (e).....................  0/13.500%   10/01/09   $   217,500
   280    Alamosa Holdings, Inc. (e)................  0/12.875    02/15/10       146,300
   800    Capstar Broadcasting Partners (c).........     9.250    07/01/07       812,000
   950    EZ Communications, Inc. ..................     9.750    12/01/05       997,500
   650    Filtronic PLC (United Kingdom)............    10.000    12/01/05       568,750
   435    Focal Communications Corp., 144A Private
          Placement (a).............................    11.875    01/15/10       435,000
   650    Frontier Corp. ...........................     6.000    10/15/13       578,500
   575    Global Crossing Holdings Ltd. ............     9.125    11/15/06       553,438
   200    Globenet Communications Group (Bermuda)...    13.000    07/15/07       203,000
   440    Grupo Iusacell S.A. (Mexico)..............    10.000    07/15/04       437,800
   960    GT Group Telecom, Inc., 144A Private
          Placement (a) (e).........................  0/13.250    02/01/10       544,800
   150    Intermedia Communications, Inc. ..........     8.875    11/01/07       139,500
   940    Intermedia Communications, Inc. ..........     8.600    06/01/08       862,450
   900    McLeod USA, Inc. .........................     8.375    03/15/08       819,000
   875    Metromedia Fiber Network, Inc. ...........    10.000    12/15/09       861,875
   220    MGC Communications, Inc. .................    13.000    10/01/04       235,400
   845    Nextel Communications, Inc. ..............     9.375    11/15/09       813,312
   430    Nextlink Communications, Inc. ............     9.625    10/01/07       406,350
   420    Nextlink Communications, Inc. ............    10.500    12/01/09       413,700
   220    Philippine Long Distance Telephone
          (Philippines).............................    10.625    06/02/04       218,350
   150    Philippine Long Distance Telephone
          (Philippines).............................    10.500    04/15/09       134,250
   250    Telefonica De Argentina S.A., 144A Private
          Placement (Argentina) (a).................     9.875    07/01/02       255,000
   160    US Unwired, Inc. (e)......................  0/13.375    11/01/09        88,800
                                                                             -----------
                                                                              10,742,575
                                                                             -----------
          TECHNOLOGY  1.0%
   220    Exodus Communications, Inc., 144A Private
          Placement (a) (b).........................    11.625    07/15/10       220,550
   275    PSINet Inc. (b) ..........................    10.500    12/01/06       258,500
   470    Williams Communications Corp. ............    10.700    10/01/07       470,000
                                                                             -----------
                                                                                 949,050
                                                                             -----------
          TEXTILES  2.1%
   215    Anvil Knitwear, Inc. .....................    10.875    03/15/07       189,738
   875    Dan River, Inc. ..........................    10.125    12/15/03       853,125
 1,575    Pillowtex Corp. ..........................    10.000    11/15/06       551,250

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

June 30, 2000 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                  COUPON     MATURITY      VALUE
          TEXTILES (CONTINUED)
$  450    Scovill Fasteners, Inc. ..................    11.250%   11/30/07   $   202,500
   220    Supreme International Corp. ..............    12.250    04/01/06       211,200
                                                                             -----------
                                                                               2,007,813
                                                                             -----------
          TRANSPORTATION  3.4%
   655    Cenargo International PLC (United
          Kingdom)..................................     9.750    06/15/08       484,700
 1,580    Greyhound Lines, Inc. ....................    11.500    04/15/07     1,153,400
   565    International Shipholding Corp. ..........     9.000    07/01/03       562,175
   650    Laidlaw, Inc. (Canada) (d)................     7.700    08/15/02       169,000
   433    Northwest Airlines Corp. .................     8.375    03/15/04       409,185
   430    Stena AB (Sweden).........................    10.500    12/15/05       423,550
                                                                             -----------
                                                                               3,202,010
                                                                             -----------
          UTILITIES  1.9%
 1,100    AES Corp. (c).............................     9.500    06/01/09     1,078,000
   325    Calpine Corp. ............................     9.250    02/01/04       325,000
   800    National Energy Group, Inc. (d) (f).......    10.750    11/01/06       428,000
                                                                             -----------
                                                                               1,831,000
                                                                             -----------

TOTAL CORPORATE BONDS  92.0%..............................................    86,900,115
                                                                             -----------

          GOVERNMENT AND GOVERNMENT AGENCY
          OBLIGATIONS  0.3%
   300    United Mexican States (Mexico)............     9.875    02/01/10       312,375
                                                                             -----------
EQUITIES  0.2%
Airgate PCS, Inc. (45 common shares)......................................         2,365
Decisionone Corp. (2,450 common shares)...................................            35
Decisionone Corp. (5,386 common stock warrants)...........................         5,249
Hosiery Corp. of America, Inc., (500 common shares) 144A Private Placement
  (a).....................................................................        20,250
Intermedia Communications, Inc. (1,494 common shares).....................        44,447
NTL, Inc., (1,187 common stock warrants) 144A Private Placement (a).......        83,083
Star Gas Partners L.P. (220 limited partnership units)....................         3,383
                                                                             -----------

TOTAL EQUITIES............................................................       158,812
                                                                             -----------
TOTAL LONG-TERM INVESTMENTS  92.5%
  (Cost $97,321,112)......................................................    87,371,302

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

June 30, 2000 (Unaudited)

                                                                               MARKET
DESCRIPTION                                                                     VALUE
REPURCHASE AGREEMENT  3.5%
State Street Bank and Trust (Collateralized by U.S. Treasury Bond,
  $3,273,000 par, 6.45% coupon due 08/15/21, dated 06/30/00, to be sold on
  07/03/00 at $3,274,759) (Cost $3,273,000)...............................   $ 3,273,000
                                                                             -----------

TOTAL INVESTMENTS  96.0%
  (Cost $100,594,112).....................................................    90,644,302

OTHER ASSETS IN EXCESS OF LIABILITIES  4.0%...............................     3,762,909
                                                                             -----------

NET ASSETS  100.0%........................................................   $94,407,211
                                                                             ===========

(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

(b) Securities purchased on a when-issued or delayed delivery basis.

(c) Assets segregated as collateral for when-issued or delayed delivery purchase commitments, open option and open futures transactions.

(d) Non-Income producing as security is in default.

(e) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(f) This borrower has filed for protection in federal bankruptcy court.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
June 30, 2000 (Unaudited)

ASSETS:
Total Investments (Cost $100,594,112).......................  $90,644,302
Cash........................................................        1,590
Receivables:
  Investments Sold..........................................    2,753,758
  Interest..................................................    2,136,658
Other.......................................................        7,603
                                                              -----------
    Total Assets............................................   95,543,911
                                                              -----------
LIABILITIES:
Payables:
  Investments Purchased.....................................      782,192
  Income Distributions - Common and Preferred Shares........       71,740
  Investment Advisory Fee...................................       55,251
  Affiliates................................................        3,438
Accrued Expenses............................................      112,181
Trustees' Deferred Compensation and Retirement Plans........      111,898
                                                              -----------
    Total Liabilities.......................................    1,136,700
                                                              -----------
NET ASSETS..................................................  $94,407,211
                                                              ===========
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, 100,000,000 shares
  authorized, 1,800 outstanding with liquidation preference
  of $25,000 per share).....................................  $45,000,000
                                                              -----------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 8,109,000 shares issued and
  outstanding)..............................................       81,090
Paid in Surplus.............................................   68,364,379
Accumulated Distributions in Excess of Net Investment
  Income....................................................     (652,102)
Accumulated Net Realized Loss...............................   (8,436,346)
Net Unrealized Depreciation.................................   (9,949,810)
                                                              -----------
    Net Assets Applicable to Common Shares..................   49,407,211
                                                              -----------
NET ASSETS..................................................  $94,407,211
                                                              ===========
NET ASSET VALUE PER COMMON SHARE ($49,407,211 divided by
  8,109,000 shares outstanding).............................  $      6.09
                                                              ===========

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended June 30, 2000 (Unaudited)


INVESTMENT INCOME:
Interest....................................................  $ 4,899,016
Other.......................................................      109,427
                                                              -----------
    Total Income............................................    5,008,443
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      357,576
Preferred Share Maintenance.................................       61,917
Trustees' Fees and Related Expenses.........................        6,067
Custody.....................................................        4,533
Legal.......................................................        2,758
Other.......................................................       93,904
                                                              -----------
    Total Expenses..........................................      526,755
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 4,481,688
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $(2,766,377)
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (9,213,668)
  End of the Period.........................................   (9,949,810)
                                                              -----------
Net Unrealized Depreciation During the Period...............     (736,142)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $(3,502,519)
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $   979,169
                                                              ===========

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Six Months Ended June 30, 2000 and the Year Ended
December 31, 1999 (Unaudited)

                                                   SIX MONTHS ENDED       YEAR ENDED
                                                    JUNE 30, 2000      DECEMBER 31, 1999
                                                   -------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.............................   $  4,481,688        $  9,270,039
Net Realized Loss.................................     (2,766,377)         (2,589,717)
Net Unrealized Depreciation During the Period.....       (736,142)         (5,543,501)
                                                     ------------        ------------
Change in Net Assets from Operations..............        979,169           1,136,821
                                                     ------------        ------------
Distributions from and in Excess of Net
  Investment Income:
  Common Shares...................................     (3,474,707)         (7,289,187)
  Preferred Shares................................     (1,300,540)         (2,220,961)
                                                     ------------        ------------
Total Distributions...............................     (4,775,247)         (9,510,148)
                                                     ------------        ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES......................................     (3,796,078)         (8,373,327)
NET ASSETS:
Beginning of the Period...........................     98,203,289         106,576,616
                                                     ------------        ------------
End of the Period (Including accumulated
  distributions in excess of net investment income
  of $652,102 and $358,543, respectively).........   $ 94,407,211        $ 98,203,289
                                                     ============        ============

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                              SIX MONTHS
                                                ENDED
                                               JUNE 30,    ----------------------------
                                                 2000       1999       1998      1997
                                              -----------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD
  (A).......................................   $ 6.561     $ 7.594    $8.437    $ 8.307
                                               -------     -------    ------    -------
  Net Investment Income.....................      .553       1.144     1.182      1.202
  Net Realized and Unrealized Gain/Loss.....     (.432)     (1.004)    (.765)      .179
                                               -------     -------    ------    -------
Total from Investment Operations............      .121        .140      .417      1.381
                                               -------     -------    ------    -------
Less:
  Distributions from and in Excess of Net
    Investment Income:
    Paid to Common Shareholders.............      .429        .899      .960       .960
    Common Share Equivalent of Distributions
      Paid to Preferred Shareholders........      .160        .274      .300       .291
                                               -------     -------    ------    -------
Total Distributions.........................      .589       1.173     1.260      1.251
                                               -------     -------    ------    -------
NET ASSET VALUE, END OF THE PERIOD..........   $ 6.093     $ 6.561    $7.594    $ 8.437
                                               =======     =======    ======    =======

Market Price Per Share at End of the
  Period....................................   $6.8125     $ 5.750    $8.625    $9.8125
Total Investment Return at Market Price
  (b).......................................    26.27%*    -25.28%    -2.73%     15.34%
Total Return at Net Asset Value (c).........     -.59%*     -1.77%     1.22%     13.90%
Net Assets at End of the Period (In
  millions).................................   $  94.4     $  98.2    $106.6    $ 113.4
Ratio of Expenses to Average Net Assets
  Applicable to Common Shares**.............     2.08%       1.97%     1.92%      1.83%
Ratio of Net Investment Income to Average
  Net Assets Applicable to Common Shares
  (d).......................................    12.57%      12.41%    10.85%     10.93%
Portfolio Turnover..........................       21%*        56%       65%        98%
* Non-Annualized
** Ratio of Expenses to Average Net Assets
   Including Preferred Shares...............     1.10%       1.10%     1.14%      1.10%

(a) Net asset value at December 31, 1991 of $7.619 is adjusted for redemption costs associated with the 9.5% cumulative preferred shares and offering costs associated with the auction preferred shares of $.332 per share.

(b) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(c) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(d) Net Investment Income is adjusted for the common share equivalent of distributions paid to preferred shareholders.


YEAR ENDED DECEMBER 31,
-----------------------------------------------------------
      1996      1995      1994      1993     1992     1991
-----------------------------------------------------------
     $ 8.117   $ 7.320   $ 8.982   $7.916   $7.287   $5.884
     -------   -------   -------   ------   ------   ------
       1.228     1.273     1.283    1.422    1.691    1.512
        .214      .806    (1.530)   1.021     .415    1.686
     -------   -------   -------   ------   ------   ------
       1.442     2.079     (.247)   2.443    2.106    3.198
     -------   -------   -------   ------   ------   ------
                  .960     1.180    1.200     .975     .920
        .960
                  .322      .235     .177     .502     .543
        .292
     -------   -------   -------   ------   ------   ------
       1.252     1.282     1.415    1.377    1.477    1.463
     -------   -------   -------   ------   ------   ------
     $ 8.307   $ 8.117   $ 7.320   $8.982   $7.916   $7.619
     =======   =======   =======   ======   ======   ======

     $ 9.375   $ 8.750   $ 7.500   $9.750   $9.375   $7.500
      18.91%    30.33%   -12.94%   17.01%   39.58%   62.27%
      15.15%    25.19%    -5.70%   30.08%   16.92%   46.26%
     $ 112.4   $ 110.8   $ 104.4   $117.8   $109.2   $108.2
                 1.96%     1.97%    1.72%    1.73%    2.73%
       1.89%
                12.09%    12.87%   14.41%   14.49%   13.59%
      11.58%
         94%      124%      125%     140%     145%      97%
                 1.15%     1.17%    1.05%    1.02%    1.52%
       1.12%

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

June 30, 2000 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen High Income Trust II (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide high current income, consistent with preservation of capital, by investing in a portfolio of medium or lower grade fixed-income securities, or non-rated securities of comparable quality. As of April 1, 1999, through a resolution approved by the Board of Trustees, the Trust may invest up to 35 percent of its total assets in securities of foreign issuers. The Trust commenced investment operations on April 28, 1989.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments are stated at value using market quotations or indications of value obtained from an independent pricing service. For those securities where quotations or prices are not available, valuations are obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

    The Trust may invest in repurchase agreements, which are short-term investments in which the Trust acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. The Trust will make payment for such securities only upon physical delivery or evidence of book

NOTES TO
FINANCIAL STATEMENTS

June 30, 2000 (Unaudited)

entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Trust.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 1999, the Trust had an accumulated capital loss carryforward for tax purposes of $5,348,493 which expires between December 31, 2002 and December 31, 2007. Net realized gains or losses may differ for financial reporting and tax purposes as a result of the deferral of losses relating to wash sale transactions.

    At June 30, 2000, for federal income tax purposes, cost for long- and short-term investments is $100,611,645, the aggregate gross unrealized appreciation is $628,248 and the aggregate gross unrealized depreciation is $10,595,591, resulting in net unrealized depreciation on long- and short-term investments of $9,967,343.

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually to common shareholders.

    Due to inherent differences in the recognition of certain expenses under generally accepted accounting principles and federal income tax purposes, the amount of distributed net investment income may differ for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods.

2. INVESTMENT ADVISORY AGREEMENT AND

OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and

NOTES TO
FINANCIAL STATEMENTS

June 30, 2000 (Unaudited)

facilities to the Trust for an annual fee payable monthly of .75% of the average net assets of the Trust.

    For the six months ended June 30, 2000, the Fund recognized expenses of approximately $800 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the six months ended June 30, 2000, the Trust recognized expenses of approximately $7,400 representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $18,768,736 and $19,030,220, respectively.

4. AUCTION PREFERRED SHARES

As of June 30, 2000, the Trust has outstanding 1,800 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is currently reset every 28 days through an auction process. The rate in effect on June 30, 2000, was 6.390%. During the six months ended June 30, 2000, the rates ranged from 5.190% to 6.449%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

                                       VAN KAMPEN FUNDS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Strategic Income
   Tax Managed Global Franchise
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return*
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and ongoing expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at 1-800-341-2911
  weekdays from 7:00 a.m. to 7:00 p.m.
  Central time. Telecommunications
  Device for the Deaf users, call
  1-800-421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

TRUST OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN HIGH INCOME TRUST II

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer
   and Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

(C)  Van Kampen Funds Inc., 2000. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

RESULTS OF
SHAREHOLDER VOTES

An Annual Meeting of the Shareholders of the Trust was held on June 21, 2000, where shareholders voted on the election of trustees and the selection of independent auditors.

1) With regards to the election of the following trustee by the common shareholders of the Trust:

                                                                 # OF SHARES
                                                        ------------------------------
                                                         IN FAVOR             WITHHELD
Wayne W. Whalen.......................................   7,013,252            136,912

With regards to the election of the following trustee by the preferred shareholders of the Trust:

                                                                 # OF SHARES
                                                        ------------------------------
                                                         IN FAVOR             WITHHELD
Rod Dammeyer..........................................       1,418                 --

The other trustees whose terms did not expire in 2000 were David C. Arch, Howard J Kerr, Theodore A. Myers, Richard F. Powers, III, and Hugo F. Sonnenschein.

2) With regards to the ratification of Deloitte & Touche LLP as independent auditors of the Trust, 6,887,656 shares voted in favor of the proposal, 55,737 shares voted against, and 208,189 shares abstained.